UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2010
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
123 West Mills Avenue, Suite 200
El Paso, Texas 79901
(Address of principal executive offices)
(915) 534-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          On January 6, 2010, Western Refining, Inc. (the “Company”) issued a press release announcing the appointment of Jeffrey S. Beyersdorfer as its Senior Vice President — Treasurer and Director of Investor Relations effective immediately.
          Mr. Beyersdorfer joins the Company with 18 years of corporate finance and investor relations experience. Since 2008, Mr. Beyersdorfer served as Corporate Treasurer for FMC Technologies Inc., a leading provider of technology solutions for the energy industry.
          A copy of the press release announcing the appointment of Mr. Beyersdorfer as the Company’s Senior Vice President — Treasurer and Director of Investor Relations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits

Exhibit No.	Description

99.1	Press Release, issued January 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Gary R. Dalke
	Name:	Gary R. Dalke
	Title:	Chief Financial Officer

Dated: January 6, 2010